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_________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                August 9, 2000
                                Date of Report
                       (Date of earliest event reported)


                   OCCUPATIONAL HEALTH + REHABILITATION INC
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

       0-21428                                            13-3464527
(Commission File Number)                     (IRS Employer Identification No.)


                          175 Derby Street, Suite 36
                    Hingham, Massachusetts       02043-5048
             (Address of principal executive offices)  (Zip Code)



                                (781) 741-5175
             (Registrant's telephone number, including area code)

_________________________________________________________________________
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Item 4.  Change in Registrant's Certifying Accountants.
------   ---------------------------------------------

     On August 9, 2000, the Audit Committee of the Board of Directors of Occupational Health + Rehabilitation Inc (the "Company") engaged
PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company and its consolidated subsidiaries.

     During the two most recent fiscal years of the Company and through August 9, 2000, the Company did not consult with PricewaterhouseCoopers LLP on matters
(i) regarding the application of accounting principals to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) which concerned the subject matter of a disagreement or reportable event identified in response to paragraphs (a)(1)(iv) and (v) of Item 304 of Regulation S-K with the Company's former auditor.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 11, 2000        OCCUPATIONAL HEALTH +
                              REHABILITATION INC

                              /s/John C. Garbarino
                              --------------------
                              John C. Garbarino
                              President and Chief Executive
                              Officer